UBS ENSO FUND

PROSPECTUS SUPPLEMENT

DATED JULY 2008

The information set forth below supplements and supersedes any contrary information contained in the Prospectus, dated April 9, 2008, of UBS Enso Fund (the “Fund”).

1. The language describing the date of the Fund's first repurchase offer, appearing under "PROSPECTUS SUMMARY – Repurchase of Shares" and "REDEMPTIONS, REPURCHASES OF SHARES AND TRANSFERS – Repurchases of Shares," is revised to read "March 2009."

2. The following sentences are hereby added following the expense table in the "SUMMARY OF FUND EXPENSES" section of the Prospectus:

"Because of the agreement of the Adviser to waive all or a portion of its asset-based fees, or to reimburse the Fund for certain Fund operating expenses, actual total Fund operating expenses will not exceed 3.25% per annum of the Fund's average monthly net asset value (the "expense cap"). The fee waivers and expense reimbursements do not cover brokerage, taxes, interest, the Incentive Fee or extraordinary expenses. The fee waivers and expense reimbursements will terminate on May 31, 2011, but may be reduced or terminated sooner by either the Fund or the Adviser upon thirty days written notice. The Adviser is permitted to recapture amounts previously waived or reimbursed by the Adviser for a period not to exceed three years from the date on which such expenses were incurred by the Adviser (but not later than May 31, 2011), if the Fund's total annual expenses have fallen to a level below the expense cap. In no case will the Adviser recapture any amount that would result, on any business day of the Fund, in the Fund's total annual expenses exceeding the expense cap."

3. Appendix B to the Prospectus is replaced in its entirety by the following:

Appendix B

ADVISER'S ADJUSTED PERFORMANCE INFORMATION

FOR THE ENSO CORE STRATEGY COMPOSITE

Enso Capital Management LLC ("Enso") employs an investment program for UBS Enso Fund (the "Fund") that is substantially the same as the investment program that it employs in managing various other investment accounts that have investment objectives, programs, policies and strategies that are substantially the same as those of the Fund ("Enso Core Strategy Composite"). The personnel of Enso who are responsible for managing the investment portfolio of the Fund manage the investment portfolios comprising the Enso Core Strategy Composite.

Because of the similarity of investment programs, as a general matter, Enso will consider participation by the Fund in all appropriate investment opportunities that are under consideration by Enso for the Enso Core Strategy Composite. Enso will evaluate for the Fund and for the Enso Core Strategy Composite a variety of factors that may be relevant in determining whether a particular investment opportunity or strategy is appropriate and feasible for the Fund or the Enso Core Strategy Composite at a particular time. Because these considerations may differ for the Fund and the Enso Core Strategy Composite in the context of any particular investment opportunity and at any particular time, the investment activities and future investment performance of the Fund and the accounts within the Enso Core Strategy Composite may differ. See "Risk Factors" herein and "Conflicts of Interest" in the Statement of Additional Information.

THE TABLE ON THE NEXT PAGE SETS FORTH FOR THE PERIODS INDICATED COMPOSITE PERFORMANCE INFORMATION OF ALL OTHER ACCOUNTS MANAGED BY ENSO THAT HAVE INVESTMENT OBJECTIVES, POLICIES AND STRATEGIES THAT ARE SUBSTANTIALLY SIMILAR TO THE FUND AND THAT MAKE UP THE ENSO CORE STRATEGY COMPOSITE. THE FOLLOWING TABLE PRESENTS ANNUAL PERFORMANCE INFORMATION FOR THE ENSO CORE STRATEGY COMPOSITE AND FOR VARIOUS INDICES. THE RETURNS SHOWN FOR THE ENSO CORE STRATEGY COMPOSITE REFLECT THE DEDUCTION OF EACH COMPONENT ACCOUNT'S ACTUAL EXPENSES. FEES CHARGED TO, AND EXPENSES BORNE BY, THE FUND MAY BE HIGHER AND, THUS, THE PERFORMANCE OF THE ENSO CORE STRATEGY COMPOSITE MAY BE LOWER THAN THAT SHOWN IN THE TABLE ON THE NEXT PAGE IF THE COMPONENT ACCOUNTS HAD BEEN SUBJECT TO THE FEES AND EXPENSES OF THE FUND. THE TABLES SHOULD BE READ IN CONJUNCTION WITH THE NOTES THERETO. FUTURE INVESTMENTS WILL BE MADE UNDER DIFFERENT ECONOMIC CONDITIONS; PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THERE ARE CERTAIN DIFFERENCES BETWEEN THE INVESTMENT POLICIES OF THE FUND AND THOSE OF THE COMPONENT ACCOUNTS OF THE ENSO CORE STRATEGY COMPSOSITE. UNLIKE THE FUND, CERTAIN OF THE COMPONENT ACCOUNTS ARE NOT SUBJECT TO CERTAIN INVESTMENT LIMITATIONS IMPOSED BY APPLICABLE SECURITIES LAWS, OR TO THE SAME REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, TO WHICH THE FUND IS SUBJECT, WHICH, IF APPLICABLE, MAY HAVE ADVERSELY AFFECTED THE PERFORMANCE OF THE ENSO CORE STRATEGY COMPOSITE. THE FUTURE PERFORMANCE OF THE FUND, THE ENSO CORE STRATEGY COMPOSITE AND THE VARIOUS INDICES MAY DIFFER.

NOTE: The performance information presented below is not that of the Fund.

PERFORMANCE INFORMATION

OF THE ENSO CORE STRATEGY COMPOSITE AND VARIOUS INDICES

THROUGH FEBRUARY 29, 2008

ANNUAL RETURNS & RISK STATISTICS

	Enso Core Strategy Composite (1)	MSCI World (2,3)	S&P 500 (2,4)
2008 through 6/30/08	12.8%	-10.2%	-11.9%
2007	11.9%	9.7%	5.5%
2006	13.2%	20.7%	15.8%
2005	9.3%	10.1%	4.9%
2004	9.9%	15.3%	10.9%
2003	16.1%	33.8%	28.7%
2002 (July-December)	2.6%	-12.0%	-10.3%
AVERAGE ANNUAL RETURNS SINCE INCEPTION	12.7%	10.1%	6.2%
MONTHLY STANDARD DEVIATION ANNUALIZED (5)(6)	8.4%	12.4%	12.1%
SHARPE RATIO (5)(7)	1.15	0.62	0.34

(1) These tables present the investment performance of the Enso Core Strategy Composite. The information contained in these tables was prepared by Enso based on the following facts and assumptions:

(a) The composite performance information is an asset-weighted average of the returns of each of the component accounts.

(b) The returns shown for the Enso Core Strategy Composite reflect the deduction of the actual expenses of each component account. The returns do not reflect the reinvestment of any distributions made by the component accounts. The Fund's fees and expenses may be higher than those of each component account of the Enso Core Strategy Composite. Were they higher, the performance of the Enso Core Strategy Composite would have been lower than that shown above if the component accounts had been subject to the fees and expenses of the Fund.

(c) The performance of the Enso Core Strategy Composite includes the performance from inception in July 2002 through July 2005 of a domestic and offshore private fund. From July 2005 on, performance data includes a managed account in addition to the domestic and offshore private fund. The performance information for the Enso Core Strategy Composite was not prepared in compliance with the GIPS® standards (Global Investment Performance Standards).

(2) Does not reflect fees or expenses of any kind.

(3) The Morgan Stanley Capital International World Index ("MSCI World Index") is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the MSCI World Index consisted of the following 23 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.

(4) The Standard & Poor's 500 Stock Index with Dividends Reinvested is a market capitalization-weighted index made up of the 500 US companies with the largest market capitalizations. No index is directly comparable to the Enso Core Strategy Composite or to the Fund.

(5) Returns and Risk numbers are measured from the commencement of Enso's management of the component accounts of the Enso Core Strategy Composite in July of 2002.

(6) A statistical measure of dispersion around a set of observations about their mean or other measure of central tendency.

(7) A measure of risk-adjusted return calculated using standard deviation and excess return to determine reward per unit of risk.

OTHER DISCLOSURES

This information is intended for illustration purposes only. No index is directly comparable to the Fund or the Enso Core Strategy Composite. Past performance is not indicative of future results or performance of any account managed by Enso, or of the Fund. There is no guarantee that the Fund will achieve its investment objective. Investing in the Fund involves a high degree of risk. You can lose money.